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                                                                    Exhibit 10.4

                                 FIRST AMENDMENT
                TO THE THIRD AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to the Third Amended and Restated Loan Agreement is dated as of March 21, 2003 and is by and among Whitney National Bank ("Lender"), a national banking association, and Conrad Shipyard, L.L.C. ("Borrower"), a Louisiana limited liability company, and Orange Shipbuilding Company, Inc. ("Orange"), a Texas corporation, and Conrad Industries, Inc. ("Conrad"), a Delaware corporation, (with Orange and Conrad collectively referred to as "Guarantor").

     WHEREAS, the parties hereto entered into a Loan Agreement dated March 19, 1998 as amended by the Third Amended and Restated Loan Agreement dated as of July 18, 2002 (the "Loan Agreement") which is hereby amended; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement.

     NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, Borrower, Guarantor and Lender do hereby agree as follows:

     1. Borrower and Lender do hereby amend the Loan Agreement as follows:

     a. Page 3, Paragraph titled DEBT SERVICE COVERAGE RATIO, is hereby amended to read as follows:

          "Debt Service Coverage Ratio" shall remain the ratio calculated for each fiscal year of Borrower, of Cash Flow to Consolidated Funded Debt Payments.

     b. Page 19, Section V, AFFIRMATIVE CONVENANTS, Paragraph (b) DEBT SERVICE COVERAGE RATIO is hereby amended to read as follows:

         (b) Debt Service Coverage Ratio. Borrower on a consolidated basis with Guarantor and each Subsidiary shall maintain during the existence of the Loan a Debt Service Coverage Ratio of at least 1.35 to 1.0 as of the end of each fiscal year.

     c. Page 19, Section V, AFFIRMATIVE COVENANTS, Paragraph (c) CURRENT RATIO is hereby amended to read as follows:

         (c) Current Ratio. Borrower on a consolidated basis with Guarantor and each Subsidiary shall maintain at all times during the existence of the Loan a ratio of Current Assets (minus any prepaid expenses) to Current Liabilities of 1.50 to 1.0 or greater.

     2. In connection with the foregoing and only in connection with the foregoing, the Loan Agreement is hereby amended, but in all other respects all of the terms and conditions of the Loan Agreement remain unaffected.

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     3. Borrower and Guarantor acknowledges and agrees that this First Amendment to the Third Amended and Restated Loan Agreement shall not constitute a waiver of any default(s) under the Loan Agreement or any documents executed in connection therewith, all of Bank's rights and remedies of Lender being preserved and maintained.

     THUS DONE AND PASSED on the date set forth above for the purposes herein expressed.

WHITNEY NATIONAL BANK                       CONRAD SHIPYARD, L.L.C.

By:  /s/ Edgar W. Santa Cruz, III           By:  /s/ Lewis J. Derbes, Jr.
    ---------------------------------           -------------------------------
      Edgar W. Santa Cruz, III                       Lewis J. Derbes, Jr.
Its:  Vice President                        Its:     Vice President and Chief
                                                     Financial Officer


                                            CONRAD INDUSTRIES, INC.

                                            By:  /s/ Lewis J. Derbes, Jr.
                                                -------------------------------
                                                     Lewis J. Derbes, Jr.
                                            Its:     Vice President and Chief
                                                     Financial Officer

                                            ORANGE SHIPBUILDING COMPANY, INC.

                                            By:  /s/ Lewis J. Derbes, Jr.
                                                -------------------------------
                                                     Lewis J. Derbes, Jr.
                                            Its:     Vice President and Chief
                                                     Financial Officer